                                                                   EXHIBIT 10.19

                INVESTMENT BANKING FEE AND MANAGEMENT AGREEMENT
                -----------------------------------------------

     This INVESTMENT BANKING FEE AND MANAGEMENT AGREEMENT (the "Agreement") is made and entered into as of January 31, 1992, among Associated Holdings, Inc., a Delaware corporation (together with its successors and assigns, "Holdings"), Associated Stationers, Inc., a Delaware corporation (together with its successors and assigns, "Stationers"), and Cumberland Capital Corporation, a Delaware corporation (together with its successors and assigns, "Cumberland").

     WHEREAS, Holdings is the owner of all of the issued and outstanding capital stock of Stationers;

     WHEREAS, Stationers is a newly-formed corporation organized for the purpose of acquiring certain assets of Boise Cascade Office Products Corporation related to its wholesale office products division (the "Transaction");

     WHEREAS, Holdings and Stationers have requested that Cumberland render financial advisory services to Holdings and Stationers in connection with the negotiation, structure and financing of the Transaction and certain continuing financial advisory services thereafter;

     WHEREAS, Stationers has, of even date herewith, entered into an Investment Banking Fee and Management Agreement (collectively, the "Sponsor Agreements") with each of Wingate Partners, L.P., a Delaware limited partnership ("Wingate"), and Good Capital Co., Inc., a Delaware corporation ("Good");

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree as follows:

     1.  Retention.
         ---------

         (a) Holdings and Stationers hereby acknowledge that they have retained Cumberland, and Cumberland acknowledges that it has acted, as financial advisor to Holdings and Stationers in connection with the Transaction.

         (b) Following consummation of the Transaction, subject to reasonable advance notice in order to accommodate scheduling, Cumberland will provide oversight and monitoring services to Holdings and Stationers and their subsidiaries, on a non-exclusive basis, as requested by the chief executive officer or the board of directors of each of Holdings and Stationers during the term of this Agreement. In connection therewith, Cumberland agrees to make available a sufficient number of designees to serve on the board of directors of each of Holdings and Stationers. The services of Cumberland to be provided hereunder shall not include services relating to the day-to-day management and activities of Holdings or Stationers (including, but not limited to, keeping of books and records, financial management, clerical services, administrative support services, receipt and disbursement of cash and tax return preparation).

     2.  Right of First Refusal.  Holdings and Stationers hereby agree that in
         ----------------------
the event that financial advisory or consulting services are required by Holdings or Stationers during the term of this Agreement in connection with any transaction other than the Transaction, or which are otherwise in addition to the oversight and monitoring services contemplated under Section 1(b) above, Holdings or Stationers, as the case may be, shall offer to retain Cumberland to provide such financial advisory and/or consulting services, all on such terms as shall be mutually agreed upon by the parties, including compensation which shall not be less than the then-prevailing fees for like services rendered by independent third parties. Notwithstanding the prior sentence, each party hereto acknowledges that, during the respective terms thereof, the Sponsor Agreements may require that similar services be performed by Wingate and Good, and any agreement entered into during the terms of the respective Sponsor Agreements by and between Stationers and/or Holdings and Wingate or Good, respectively, in respect of such similar services shall not be in violation of this provision.

     3.  Term.  This Agreement is noncancellable and shall continue for a term
         ----
of ten years from the date hereof (the "Primary Term"), and shall continue on a year-to-year basis thereafter unless terminated by either Holdings and Stationers, on the one hand, or Cumberland, on the other hand, by written notice delivered to the other party(ies) on or before the 180th day prior to the expiration of the Primary Term or prior to the expiration of any subsequent yearly term.

     4.  Compensation.
         ------------

         (a) As compensation for Cumberland's services as financial advisor to Holdings and Stationers in connection with the Transaction, Stationers hereby irrevocably agrees to pay to Cumberland in cash at the closing of the Transaction (i) a cash fee of $500,000 and (ii) an amount equal to all out-of-pocket expenses incurred by Cumberland in respect of the Transaction, including, without limitation, all Cumberland's legal fees related thereto.

         (b) As compensation for Cumberland's oversight and monitoring services pursuant to Section 1(b),

              (i) Stationers shall pay Cumberland an annual fee of $75,000 (subject to adjustment as provided in Section 4(c) hereof, the "Monitoring Fee"), such payments to be made in cash monthly on the last business day of each month; provided, that for so long as that
                                          --------
         Credit Agreement dated of even date herewith by and among Holdings,

         Stationers, the Lenders (as defined therein) and The Chase Manhattan Bank (National Association), as Agent (as hereafter amended or modified, the "Credit Agreement"), remains in effect, the annual Monitoring Fee shall be paid in accordance with the terms of the Credit Agreement. Any amounts due pursuant to this Section 4(b) shall accrue interest at a rate of 10% per annum, compounded monthly, from and including the due date to the date such amounts, including all accrued and unpaid interest thereon, are paid in full, calculated on the basis of a 360-day year; and

              (ii) Holdings shall issue to Cumberland 23,129 shares of its Common Stock, $.01 par value, upon receipt of the $231.29 aggregate par value thereof, the receipt of which hereby is acknowledged, and Cumberland's agreement to perform its obligations under Section 1(b) hereof. The issuance of such shares of Common Stock (the "Monitoring Stock") shall be subject to rescission if this Agreement shall terminate at any time prior to the tenth anniversary date hereof, unless: (A) Holdings and Stationers engage in a transaction of the sort contemplated in Section 2 hereof and fail to retain Cumberland to provide financial and/or consulting services in connection therewith;
         (B) this Agreement is terminated without the written consent of Cumberland; (C) Holdings and/or Stationers is in material noncompliance with any of the terms of this Agreement; (D) a tender offer or exchange offer has been made for shares of Common Stock, provided that the corporation, person or other entity making such offer purchases or otherwise acquires shares of Common Stock pursuant to such offer; (E) the stock holders of Holdings shall have approved a definitive agreement to merge or consolidate with or into another corporation or other entity pursuant to which Holdings will not survive or will survive only as a subsidiary of another corporation or other entity, or to sell or otherwise dispose of all or substantially all of its assets;
         (F) any person or group (as such terms are defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Act")) that will hold less than five percent (5%) of the Common Stock of Holdings immediately upon consummation of the Transaction shall become the holder of 50% or more of the outstanding shares of Common Stock of Holdings; or (G) a Cash Out Event, as defined in the Certificate of Incorporation of Holdings, shall have occurred. In any case set forth in clauses (A)-(G) above, so long as Cumberland confirms in writing upon request of Stationers or Holdings or their respective successors or assigns, as the case may be, that it is prepared to continue to provide the services to be performed by Cumberland pursuant to this Agreement, then the issuance of the Monitoring Stock shall not be subject to rescission pursuant hereto.

         (c) On each December 31st during the term hereof, the annual Monitoring Fee shall be increased automatically in an amount to be determined by the boards of directors of Holdings and Stationers.

     5.  Reimbursement of Expenses.  In addition to the compensation to be paid
         -------------------------
pursuant to Section 4 hereof, Stationers agrees to reimburse Cumberland, promptly following demand therefor, together with invoices or reasonably detailed descriptions thereof, for all reasonable disbursements and out-of-pocket expenses (including fees and disbursements of counsel) incurred by Cumberland, its principals, officers, employees, representatives or agents in connection with the performance by it of the services contemplated by Section 1(b) hereof. Any amounts due pursuant to this Section 5 shall accrue interest at a rate of 10% per annum, compounded quarterly, until such amounts, including all accrued and unpaid interest, are paid in full.

     6.  Indemnification.  Stationers hereby agrees to indemnify Cumberland and
         ---------------
its affiliates as provided in Exhibit A attached hereto and incorporated herein.
                              ---------
The indemnity provisions contained in Exhibit A shall remain operative and in
                                      ---------
full force and effect notwithstanding termination of this Agreement.

     7.  Confidential Information.  In connection with its providing of
         ------------------------
services hereunder, Cumberland agrees not to divulge any confidential information, secret processes or trade secrets disclosed by Stationers or Holdings or any of their subsidiaries or other affiliates to Cumberland solely in its capacity as financial advisor, unless such information, secret processes, or trade secrets are publicly available or otherwise available without restriction or breach of any confidentiality agreement.

     8.  Governing Law.  This Agreement shall be construed, interpreted, and
         -------------
enforced in accordance with the substantive laws of the State of Illinois, excluding any conflict-of-law provisions thereof.

     9.  Assignment.  This Agreement and all provisions contained herein shall
         ----------
be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, neither Associated nor
                                   --------  -------
Stationers shall be permitted to assign this Agreement or any of their rights, interests or obligations hereunder without the prior written consent of Cumberland.

     10. Counterparts.  This Agreement may be executed in two or more
         ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

     11. Other Understandings.  All discussions, understandings, and agreements
         --------------------
theretofore made among any of the parties hereto with respect to the subject matter hereof are merged in this Agreement, which alone fully and completely expresses the Agreement of the parties hereto.

     12. Time Devoted to Stationers; Conflicts.  Stationers and Holdings
         -------------------------------------
acknowledge that Cumberland has other business activities and no principal or employee of Cumberland shall be required or expected to devote his or her full time and attention to the services to be performed under this Agreement. Stationers and Holdings further acknowledge that possibilities for a conflict of interest may arise due to Cumberland, its principals, employees or agents pursuing business activities similar to the business of Stationers. In no event shall the existence of such conflicts of interest constitute a breach of this Agreement or a default hereunder, provided that Cumberland performs the duties to Stationers and Holdings set forth herein. Nothing in this Agreement shall preclude any of Cumberland's directors, officers, principals, representatives, agents or employees from becoming employees of Stationers or Holdings on a full-time basis and being compensated as employees by Stationers and/or Holdings over and above the fees paid to Cumberland pursuant hereto.

     13. Independent Contractor.  Cumberland shall perform services hereunder
         ----------------------
as an independent contractor, retaining control over and responsibility for its own operations and personnel. Neither Cumberland nor its principals, officers or employees shall be considered employees or agents of Stationers or Holdings nor shall any of them have the authority to contract in the name of or bind Stationers or Holdings, except as expressly agreed to in writing by Stationers or Holdings, respectively, or unless any such individual is then serving as an officer of Stationers or Holdings.

     14. Coordination of Services.  Cumberland acknowledges that each of
         ------------------------
Wingate and Good has entered into a Sponsor Agreement and it is the intention of Wingate, Good and Cumberland to cooperate in the provision of services thereunder and hereunder to further the interests of Stationers and Holdings.
It is intended that Wingate, Good and Cumberland will review these services not less than annually to make joint recommendations to each other and/or to Stationers and Holdings as to how best to coordinate such services.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

                              CUMBERLAND CAPITAL CORPORATION

                              By:   _______________________________
                                    Name:
                                    Title:


                              ASSOCIATED HOLDINGS, INC.



                              By:   _____________________________




                              ASSOCIATED STATIONERS, INC.



                              By:   ______________________________

                                   EXHIBIT A
                                   ---------


     Stationers, Holdings and each of their successors (collectively, the "Indemnitor") hereby agree to indemnify and hold harmless Cumberland, its principals, general partners, limited partners and affiliates, and their respective directors, officers, agents, employees and affiliates (collectively, the "Cumberland Group") from and against any claims, actions, proceedings, demands, liabilities, damages, judgments, assessments, losses and costs, including fees and expenses, arising out of or in connection with the services rendered by Cumberland or any member of the Cumberland Group under the attached Agreement, and will reimburse the Cumberland Group for all such fees and expenses including the reasonable fees of counsel as they are incurred by the Cumberland Group in connection with investigating, preparing or defending any such claims, actions, proceedings, demands, or assessments, whether or not in connection with any pending or threatened investigation, litigation or other proceeding to which the Cumberland Group, or any member thereof, is a party.
The Indemnitor will not, however, be responsible for any claims, liabilities, losses, damages or expenses that are determined by final judgment of a court of competent jurisdiction, from which no further appear may be taken, to result primarily from the Cumberland Group's gross negligence, bad faith or willful breach of its obligations under the Agreement. The Indemnitor also agrees that the Cumberland Group shall have no liability for claims, liabilities, damages, losses or expenses, including legal fees, incurred by the Indemnitor unless they are determined by final judgment of a court of competent jurisdiction, from which no further appeal may be taken, to result primarily from the Cumberland Group's gross negligence, bad faith or willful breach of its obligations under the Agreement.

     In case any action shall be brought against the Cumberland Group with respect to which indemnity may be sought against the Indemnitor under the Agreement, the Cumberland Group shall promptly notify the Indemnitor in writing and the Indemnitor shall, if requested by Cumberland, assume the defense thereof, including the employment of counsel and payment of all fees and expenses. The Cumberland Group shall have the right to employ separate counsel in such action and participate in the defense thereof, but the fees and expenses of such separate counsel shall be at the expense of the Cumberland Group, unless
(i) the Indemnitor has failed to
assume the defense and employ counsel or (ii) the named parties to any such action (including any impleaded parties) include the Cumberland Group and the Indemnitor, and the Cumberland Group shall have been advised by such separate counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnitor; provided, however, that the Indemnitor shall not in such event be responsible hereunder for the fees and expenses of more than one such firm of separate counsel, in addition to any local counsel. The Indemnitor shall not be liable for any settlement of any such action effected without the written consent of the Indemnitor (which shall not be unreasonably withheld) and, except as provided above, the Indemnitor agrees to indemnify and hold harmless the Cumberland Group from and against any loss or liability by reason of settlement of any action effected with the consent of the Indemnitor.

                INVESTMENT BANKING FEE AND MANAGEMENT AGREEMENT
                -----------------------------------------------

     This INVESTMENT BANKING FEE AND MANAGEMENT AGREEMENT (the "Agreement") is made and entered into as of January 31, 1992, among Associated Holdings, Inc., a Delaware corporation (together with its successors and assigns, "Holdings"), Associated Stationers, Inc., a Delaware corporation (together with its successors and assigns, "Stationers"), and Good Capital Co., Inc., a Delaware corporation (together with its successors and assigns, "Good").

     WHEREAS, Holdings is the owner of all of the issued and outstanding capital stock of Stationers;

     WHEREAS, Stationers is a newly-formed corporation organized for the purpose of acquiring certain assets of Boise Cascade Office Products Corporation related to its wholesale office products division (the "Transaction");

     WHEREAS, Holdings and Stationers have requested that Good render financial advisory services to Holdings and Stationers in connection with the negotiation, structure and financing of the Transaction and certain continuing financial advisory services thereafter;

     WHEREAS, Stationers has, of even date herewith, entered into an Investment Banking Fee and Management Agreement (collectively, the "Sponsor Agreements") with each of Wingate Partners, L.P., a Delaware limited partnership (Wingate") and Cumberland Capital Corporation, a Delaware corporation ("Cumberland");

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree as follows:

     1.  Retention.
         ---------

         (a) Holdings and Stationers hereby acknowledge that they have retained Good, and Good acknowledges that it has acted, as financial advisor to Holdings and Stationers in connection with the Transaction.

         (b) Following consummation of the Transaction, subject to reasonable advance notice in order to accommodate scheduling, Good will provide oversight and monitoring services to Holdings and Stationers and their subsidiaries, on a non-exclusive basis, as requested by the chief executive officer or the board of directors of each of Holdings and Stationers during the term of this Agreement. In connection therewith, Good agrees to make available a sufficient number of designees to serve on the board of directors of each of Holdings and Stationers. The services of Good to be provided hereunder shall not include services relating to the day-to-day management and activities of Holdings or Stationers (including, but not limited to, keeping of books and records, financial management, clerical services, administrative support services, receipt and disbursement of cash and tax return preparation).

     2.  Right of First Refusal.  Holdings and Stationers hereby agree that in
         ----------------------
the event that financial advisory or consulting services are required by Holdings or Stationers during the term of this Agreement in connection with any transaction other than the Transaction, or which are otherwise in addition to the oversight and monitoring services contemplated under Section 1(b) above, Holdings or Stationers, as the case may be, shall offer to retain Good to provide such financial advisory and/or consulting services, all on such terms as shall be mutually agreed upon by the parties, including compensation which shall not be less than the then-prevailing fees for like services rendered by independent third parties. Notwithstanding the prior sentence, each party hereto acknowledges that, during the respective terms thereof, the Sponsor Agreements may require that similar services be performed by Wingate and Cumberland, and any agreement entered into during the terms of the respective Sponsor Agreements by and between Stationers and/or Holdings and Wingate or Cumberland, respectively, in respect of such similar services shall not be in violation of this provision.

     3.  Term.  This Agreement is noncancellable and shall continue for a term
         ----
of ten years from the date hereof (the "Primary Term"), and shall continue on a year-to-year basis thereafter unless terminated by either Holdings and Stationers, on the one hand, or Good, on the other hand, by written notice delivered to the other party(ies) on or before the 180th day prior to the expiration of the Primary Term or prior to the expiration of any subsequent yearly term.

     4.  Compensation.
         ------------

         (a) As compensation for Good's services as financial advisor to Holdings and Stationers in connection with the Transaction, Stationers hereby irrevocably agrees to compensate Good at the closing of the Transaction as follows:

              (i) Holdings shall issue to Good 31,480 shares of its Common Stock, $.01 par value, and 185 shares of its Class A Preferred Stock, $1,000 par value; such shares of Common Stock and Class A Preferred Stock shall be subject to rescission if this Agreement shall terminate at any time prior to the fifth anniversary date hereof, unless: (A) Holdings and Stationers engage in a transaction of the sort contemplated in Section 2 hereof and fail to retain Good to provide financial and/or consulting services in connection therewith; (B) this Agreement is terminated without the written consent of Good; (C) Holdings and/or Stationers is in material noncompliance with any of the terms of this Agreement; (D) a tender offer or exchange offer has been made for shares of Common Stock, provided that the corporation, person or other entity making such offer purchases or otherwise acquires shares of Common Stock pursuant to such offer; (E) the stockholders of Holdings shall have approved a definitive agreement to merge or consolidate with or into another corporation or other entity pursuant to which Holdings will not survive or will survive only as a subsidiary of another corporation or other entity, or to sell or otherwise dispose of all or substantially all of its assets; (F) any person or group (as such terms are defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Act")) that will hold less than five percent (5%) of the Common Stock of Holdings immediately upon consummation of the Transaction shall become the holder of 50% or more of the outstanding shares of Common Stock of Holdings; or (G) a Cash-Out Event, as defined in the Certificate of Incorporation of Holdings, shall have occurred. In any case set forth in clauses (A)-(G) above, so long as Good confirms in writing upon request of Stationers or Holdings or their respective successors or assigns, as the case may be, that it is prepared to continue to provide the services to be performed by Good pursuant to this Agreement, then the issuance of said Common Stock and Class A Preferred Stock shall not be subject to rescission pursuant hereto; and

              (ii) Stationers shall pay in cash an amount equal to all out-of-pocket expenses incurred by Good in respect of the Transaction, including, without limitation, all of Good's legal fees related thereto.

         (b) As compensation for Good's oversight and monitoring services pursuant to Section 1(b),

              (i) Stationers shall pay Good an annual fee of $75,000 (subject to adjustment as provided in Section 4(c) hereof, the "Monitoring Fee"), such payments to be made in cash monthly on the last business day of each month; provided, that for so long as that Credit Agreement
                            --------
         dated of even date herewith by and among Holdings, Stationers, the Lenders (as defined therein) and The Chase Manhattan Bank (National Association), as Agent (as hereafter amended or modified, the "Credit Agreement"), remains in effect, the annual Monitoring Fee shall be paid in accordance with the terms of the Credit Agreement. Any amounts due pursuant to this Section 4(b) shall accrue interest at a rate of 10% per annum, compounded monthly, from and including the due date to the date such amounts, including all accrued and unpaid interest thereon, are paid in full, calculated on the basis of a 360-day year; and

              (ii) Holdings shall issue to Good 23,129 shares of its Common Stock, $.01 par value, upon receipt of the $231.29 aggregate par value thereof, the receipt of which hereby is acknowledged, and Good's agreement to perform its obligations under Section 1(b) hereof. The issuance of such shares of Common Stock (the "Monitoring Stock") shall be subject to rescission if this Agreement shall terminate at any time prior to the tenth anniversary date hereof, unless: (A) Holdings and Stationers engage in a transaction of the sort contemplated in Section 2 hereof and fail to retain Good to provide financial and/or consulting services in connection therewith; (B) this Agreement is terminated without the written consent of Good; (C) Holdings and/or Stationers is in material noncompliance with any of the terms of this Agreement; (D) a tender offer or exchange offer has been made for shares of Common Stock, provided that the corporation, person or other entity making such offer purchases or otherwise acquires shares of Common Stock pursuant to such offer; (E) the stockholders of Holdings shall have approved a definitive agreement to merge or consolidate with or into another corporation or other entity pursuant to which Holdings will not survive or will survive only as a subsidiary of another corporation or other entity, or to sell or otherwise dispose of all or substantially all of its assets; (F) any person or group (as such terms are defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Act")) that will hold less than five percent (5%) of the Common Stock of Holdings immediately upon consummation of the Transaction shall become the holder of 50% or more of the outstanding shares of Common Stock of Holdings; or (G) a Cash-Out Event, as defined in the Certificate of Incorporation of Holdings, shall have occurred. In any case set forth in clauses (A)-(G) above, so long as Good confirms in writing upon request of Stationers or Holdings or their respective successors or assigns, as the case may be, that it is prepared to continue to provide the services to be performed by Good pursuant to this Agreement, then the issuance of the Monitoring Stock shall not be subject to rescission pursuant hereto.


         (c) On each December 31st during the term hereof, the annual Monitoring Fee shall be increased automatically in an amount to be determined by the boards of directors of Holdings and Stationers.

     5.  Reimbursement of Expenses.  In addition to the compensation to be paid
         -------------------------
pursuant to Section 4 hereof, Stationers agrees to reimburse Good, promptly following demand therefor, together with invoices or reasonably detailed descriptions thereof, for all reasonable disbursements and out-of-pocket expenses (including fees and disbursements of counsel) incurred by Good, its principals, officers, employees, representatives or agents in connection with the performance by it of the services contemplated by Section 1(b) hereof. Any amounts due pursuant to this Section 5 shall accrue interest at a rate of 10% per annum, compounded quarterly, until such amounts, including all accrued and unpaid interest, are paid in full.

     6.  Indemnification.  Stationers hereby agrees to indemnify Good and its
         ---------------
affiliates as provided in Exhibit A attached hereto and incorporated herein.
                          ---------
The indemnity provisions contained in Exhibit A shall remain operative and in
                                      ---------
full force and effect notwithstanding termination of this Agreement.

     7.  Confidential Information.  In connection with its providing of
         ------------------------
services hereunder, Good agrees not to divulge any confidential information, secret processes or trade secrets disclosed by Stationers or Holdings or any of their subsidiaries or other affiliates to Good solely in its capacity as financial advisor, unless such information, secret processes, or trade secrets are publicly available or otherwise available without restriction or breach of any confidentiality agreement.

     8.  Governing Law.  This Agreement shall be construed, interpreted, and
         -------------
enforced in accordance with the substantive laws of the State of Illinois, excluding any conflict-of-law provisions thereof.

     9.  Assignment.  This Agreement and all provisions contained herein shall
         ----------
be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, neither Associated nor
                                   --------  -------
Stationers shall be permitted to assign this Agreement or any of their rights, interests or obligations hereunder without the prior written consent of Good.

     10. Counterparts.  This Agreement may be executed in two or more
         ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

     11. Other Understandings.  All discussions, understandings, and agreements
         --------------------
theretofore made among any of the parties hereto with respect to the subject matter hereof are merged in this

Agreement, which alone fully and completely expresses the Agreement of the parties hereto.

     12. Time Devoted to Stationers; Conflicts.  Stationers and Holdings
         -------------------------------------
acknowledge that Good has other business activities and no principal or employee of Good shall be required or expected to devote his or her full time and attention to the services to be performed under this Agreement. Stationers and Holdings further acknowledge that possibilities for a conflict of interest may arise due to Good, its principals, employees or agents pursuing business activities similar to the business of Stationers. In no event shall the existence of such conflicts of interest constitute a breach of this Agreement or a default hereunder, provided that Good performs the duties to Stationers and Holdings set forth herein. Nothing in this Agreement shall preclude any of Good's directors, officers, principals, representatives, agents or employees from becoming employees of Stationers or Holdings on a full-time basis and being compensated as employees by Stationers and/or Holdings over and above the fees paid to Good pursuant hereto.

     13. Independent Contractor.  Good shall perform services hereunder as an
         ----------------------
independent contractor, retaining control over and responsibility for its own operations and personnel. Neither Good nor its principals, officers or employees shall be considered employees or agents of Stationers or Holdings nor shall any of them have the authority to contract in the name of or bind Stationers or Holdings, except as expressly agreed to in writing by Stationers or Holdings, respectively, or unless any such individual is then serving as an officer of Stationers or Holdings.

     14. Coordination of Services.  Good acknowledges that each of Wingate and
         ------------------------
Cumberland has entered into a Sponsor Agreement and it is the intention of Wingate, Good and Cumberland to cooperate in the provision of services thereunder and hereunder to further the interests of Stationers and Holdings. It is intended that Wingate, Good and Cumberland will review these services not less than annually to make joint recommendations to each other and/or to Stationers and Holdings as to how best to coordinate such services.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

                              GOOD CAPITAL CO., INC.

                              By:   _______________________________
                                    Name:
                                    Title:


                              ASSOCIATED HOLDINGS, INC.



                              By:   _____________________________
                                    Thomas W. Sturgess,
                                    Chairman of the Board


                              ASSOCIATED STATIONERS, INC.



                              By:   ______________________________
                                    Thomas W. Sturgess,
                                    Chairman of the Board

                                   EXHIBIT A
                                   ---------

     Stationers, Holdings and each of their successors (collectively, the "Indemnitor") hereby agree to indemnify and hold harmless Good, its principals, general partners, limited partners and affiliates, and their respective directors, officers, agents, employees and affiliates (collectively, the "Good Group") from and against any claims, actions, proceedings, demands, liabilities, damages, judgments, assessments, losses and costs, including fees and expenses, arising out of or in connection with the services rendered by Good or any member of the Good Group under the attached Agreement, and will reimburse the Good Group for all such fees and expenses including the reasonable fees of counsel as they are incurred by the Good Group in connection with investigating, preparing or defending any such claims, actions, proceedings, demands, or assessments, whether or not in connection with any pending or threatened investigation, litigation or other proceeding to which the Good Group, or any member thereof, is a party. The Indemnitor will not, however, be responsible for any claims, liabilities, losses, damages or expenses that are determined by final judgment of a court of competent jurisdiction, from which no further appear may be taken, to result primarily from the Good Group's gross negligence, bad faith or willful breach of its obligations under the Agreement. The Indemnitor also agrees that the Good Group shall have no liability for claims, liabilities, damages, losses or expenses, including legal fees, incurred by the Indemnitor unless they are determined by final judgment of a court of competent jurisdiction, from which no further appeal may be taken, to result primarily from the Good Group's gross negligence, bad faith or willful breach of its obligations under the Agreement.

     In case any action shall be brought against the Good Group with respect to which indemnity may be sought against the Indemnitor under the Agreement, the Good Group shall promptly notify the Indemnitor in writing and the Indemnitor shall, if requested by Good, assume the defense thereof, including the employment of counsel and payment of all fees and expenses. The Good Group shall have the right to employ separate counsel in such action and participate in the defense thereof, but the fees and expenses of such separate counsel shall be at the expense of the Good Group, unless (i) the Indemnitor has failed to assume the defense and employ counsel or (ii) the named parties to any such action (including any impleaded parties) include the Good Group and the Indemnitor, and the Good Group shall have been advised by such separate counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnitor; provided, however, that the Indemnitor shall not in such event be responsible hereunder for the fees and expenses of more than one such firm of separate counsel, in addition to any local counsel. The Indemnitor shall not be liable for any settlement of any such action effected without the written consent of the Indemnitor (which shall not be unreasonably withheld) and, except as provided above, the Indemnitor agrees to indemnify and hold harmless the Good Group from and against any loss or liability by reason of settlement of any action effected with the consent of the Indemnitor.

                INVESTMENT BANKING FEE AND MANAGEMENT AGREEMENT
                -----------------------------------------------

     This INVESTMENT BANKING FEE AND MANAGEMENT AGREEMENT (the "Agreement") is made and entered into as of January 31, 1992, among Associated Holdings, Inc., a Delaware corporation (together with its successors and assigns, "Holdings"), Associated Stationers, Inc., a Delaware corporation (together with its successors and assigns, "Stationers"), and Wingate Partners, L.P. a Delaware limited partnership (together with its successors and assigns, "Wingate").

     WHEREAS, Holdings is the owner of all of the issued and outstanding capital stock of Stationers;

     WHEREAS, Stationers is a newly-formed corporation organized for the purpose of acquiring certain assets of Boise Cascade Office Products Corporation related to its wholesale office products division (the "Transaction");

     WHEREAS, Holdings and Stationers have requested that Wingate render financial advisory services to Holdings and Stationers in connection with the negotiation, structure and financing of the Transaction and certain continuing financial advisory services thereafter;

     WHEREAS, Stationers has, of even date herewith, entered into an Investment Banking Fee and Management Agreement (collectively, the "Sponsor Agreements") with each of Cumberland Capital Corporation, a Delaware corporation ("Cumberland"), and Good Capital Co., Inc., a Delaware corporation ("Good");

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree as follows:

     1.  Retention.
         ---------

         (a) Holdings and Stationers hereby acknowledge that they have retained Wingate, and Wingate acknowledges that it has acted, as financial advisor to Holdings and Stationers in connection with the Transaction.

         (b) Following consummation of the Transaction, subject to reasonable advance notice in order to accommodate scheduling, Wingate will provide oversight and monitoring services to Holdings and Stationers and their subsidiaries, on a non-exclusive basis, as requested by the chief executive officer or the board of

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

directors of each of Holdings and Stationers during the term of this Agreement. In connection therewith, Wingate agrees to make available a sufficient number of designees to serve on the board of directors of each of Holdings and Stationers. The services of Wingate to be provided hereunder shall not include services relating to the day-to-day management and activities of Holdings or Stationers (including, but not limited to, keeping of books and records, financial management, clerical services, administrative support services, receipt and disbursement of cash and tax return preparation).

     2.  Right of First Refusal.  Holdings and Stationers hereby agree that in
         ----------------------
the event that financial advisory or consulting services are required by Holdings or Stationers during the term of this Agreement in connection with any transaction other than the Transaction, or which are otherwise in addition to the oversight and monitoring services contemplated under Section 1(b) above, Holdings or Stationers, as the case may be, shall offer to retain Wingate to provide such financial advisory and/or consulting services, all on such terms as shall be mutually agreed upon by the parties, including compensation which shall not be less than the then-prevailing fees for like services rendered by independent third parties. Notwithstanding the prior sentence, each party hereto acknowledges that, during the respective terms thereof, the Sponsor Agreements may require that similar services be performed by Cumberland and Good, and any agreement entered into during the terms of the respective Sponsor Agreements by and between Stationers and/or Holdings and Cumberland or Good, respectively, in respect of such similar services shall not be in violation of this provision.

     3.  Term.  This Agreement is noncancellable and shall continue for a term
         ----
of ten years from the date hereof (the "Primary Term"), and shall continue on a year-to-year basis thereafter unless terminated by either Holdings and Stationers, on the one hand, or Wingate, on the other hand, by written notice delivered to the other party(ies) on or before the 180th day prior to the expiration of the Primary Term or prior to the expiration of any subsequent yearly term.

     4.  Compensation.
         ------------

         (a) As compensation for Wingate's services as financial advisor to Holdings and Stationers in connection with the Transaction, Stationers hereby irrevocably agrees to pay to Wingate in cash at the closing of the Transaction
(i) a cash fee of $500,000 and (ii) an amount equal to all out-of-pocket expenses incurred by Wingate in respect of the Transaction, including, without limitation, all of Wingate's legal fees related thereto.

         (b) As compensation for Wingate's oversight and monitoring services pursuant to Section 1(b), Stationers shall pay Wingate an annual fee of $350,000 (subject to adjustment as provided in Section 4(c) hereof, the "Monitoring Fee"), such payments to be made in cash monthly on the last business day of each month; provided, that for so long as that Credit Agreement dated of even date
       --------
herewith by and among Holdings, Stationers, the Lenders (as defined therein) and The Chase Manhattan Bank (National Association), as Agent (as hereafter amended or modified, the "Credit Agreement"), remains in effect, the annual Monitoring Fee shall be paid in accordance with the terms of the Credit Agreement. Any amounts due pursuant to this Section 4(b) shall accrue interest at a rate of 10% per annum, compounded monthly, from and including the due date to the date such amounts, including all accrued and unpaid interest thereon, are paid in full, calculated on the basis of a 360-day year.

         (c) On each December 31st during the term hereof, the annual Monitoring Fee shall be increased automatically in an amount to be determined by the boards of directors of Holdings and Stationers.

     5.  Reimbursement of Expenses.  In addition to the compensation to be paid
         -------------------------
pursuant to Section 4 hereof, Stationers agrees to reimburse Wingate, promptly following demand therefor, together with invoices or reasonably detailed descriptions thereof, for all reasonable disbursements and out-of-pocket expenses (including fees and disbursements of counsel) incurred by Wingate, its principals, officers, employees, representatives or agents in connection with the performance by it of the services contemplated by Section 1(b) hereof. Any amounts due pursuant to this Section 5 shall accrue interest at a rate of 10% per annum, compounded quarterly, until such amounts, including all accrued and unpaid interest, are paid in full.

     6.  Indemnification.  Stationers hereby agrees to indemnify Wingate and its
         ---------------
affiliates as provided in Exhibit A attached hereto and incorporated herein.
                          ---------
The indemnity provisions contained in Exhibit A shall remain operative and in
                                      ---------
full force and effect notwithstanding termination of this Agreement.

     7.  Confidential Information.  In connection with its providing of services
         ------------------------
hereunder, Wingate agrees not to divulge any confidential information, secret processes or trade secrets disclosed by Stationers or Holdings or any of their subsidiaries or other affiliates to Wingate solely in its capacity as financial advisor, unless such information, secret processes, or trade secrets are publicly available or otherwise available without restriction or breach of any confidentiality agreement.

     8.  Governing Law.  This Agreement shall be construed, interpreted, and
         -------------
enforced in accordance with the substantive laws of the State of Illinois, excluding any conflict-of-law provisions thereof.

     9.  Assignment.  This Agreement and all provisions contained herein shall
         ----------
be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, neither Associated nor
                                   --------  -------
Stationers shall be permitted to assign this Agreement or any of their rights, interests or obligations hereunder without the prior written consent of Wingate.

     10. Counterparts.  This Agreement may be executed in two or more
         ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

     11. Other Understandings.  All discussions, understandings, and agreements
         --------------------
theretofore made among any of the parties hereto with respect to the subject matter hereof are merged in this Agreement, which alone fully and completely expresses the Agreement of the parties hereto.

     12. Time Devoted to Stationers; Conflicts.  Stationers and Holdings
         -------------------------------------
acknowledge that Wingate has other business activities and no principal or employee of Wingate shall be required or expected to devote his or her full time and attention to the services to be performed under this Agreement. Stationers and Holdings further acknowledge that possibilities for a conflict of interest may arise due to Wingate, its principals, employees or agents pursuing business activities similar to the business of Stationers. In no event shall the existence of such conflicts of interest constitute a breach of this Agreement or a default hereunder, provided that Wingate performs the duties to Stationers and Holdings set forth herein. Nothing in this Agreement shall preclude any of Wingate's directors, officers, principals, representatives, agents or employees from becoming employees of Stationers or Holdings on a full-time basis and being compensated as employees by Stationers and/or Holdings over and above the fees paid to Wingate pursuant hereto.

     13. Independent Contractor.  Wingate shall perform services hereunder as
         ----------------------
an independent contractor, retaining control over and responsibility for its own operations and personnel. Neither Wingate nor its principals, officers or employees shall be considered employees or agents of Stationers or Holdings nor shall any of them have the authority to contract in the name of or bind Stationers or Holdings, except as expressly agreed to in writing by Stationers or Holdings, respectively, or unless any such individual is then serving as an officer of Stationers or Holdings.

     14. Coordination of Services.  Wingate acknowledges that each of Good and
         ------------------------
Cumberland has entered into a Sponsor Agreement and it is the intention of Wingate, Good and Cumberland to cooperate in the provision of services thereunder and hereunder to further the interests of Stationers and Holdings. It is intended that Wingate, Good and Cumberland will review these services not less than annually to make joint recommendations to each other and/or to Stationers and Holdings as to how best to coordinate such services.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

                                WINGATE PARTNERS, L.P.,

                                BY:  WINGATE MANAGEMENT COMPANY, L.P.,
                                          GENERAL PARTNER


                                     By:  ______________________________




                                     ASSOCIATED HOLDINGS, INC.


                                     By:   _____________________________




                                     ASSOCIATED STATIONERS, INC.


                                     By:   ______________________________

                                   EXHIBIT A
                                   ---------


     Stationers, Holdings and each of their successors (collectively, the "Indemnitor") hereby agree to indemnify and hold harmless Wingate, its principals, general partners, limited partners and affiliates, and their respective directors, officers, agents, employees and affiliates (collectively, the "Wingate Group") from and against any claims, actions, proceedings, demands, liabilities, damages, judgments, assessments, losses and costs, including fees and expenses, arising out of or in connection with the services rendered by Wingate or any member of the Wingate Group under the attached Agreement, and will reimburse the Wingate Group for all such fees and expenses including the reasonable fees of counsel as they are incurred by the Wingate Group in connection with investigating, preparing or defending any such claims, actions, proceedings, demands, or assessments, whether or not in connection with any pending or threatened investigation, litigation or other proceeding to which the Wingate Group, or any member thereof, is a party. The Indemnitor will not, however, be responsible for any claims, liabilities, losses, damages or expenses that are determined by final judgment of a court of competent jurisdiction, from which no further appear may be taken, to result primarily from the Wingate Group's gross negligence, bad faith or willful breach of its obligations under the Agreement. The Indemnitor also agrees that the Wingate Group shall have no liability for claims, liabilities, damages, losses or expenses, including legal fees, incurred by the Indemnitor unless they are determined by final judgment of a court of competent jurisdiction, from which no further appeal may be taken, to result primarily from the Wingate Group's gross negligence, bad faith or willful breach of its obligations under the Agreement.

     In case any action shall be brought against the Wingate Group with respect to which indemnity may be sought against the Indemnitor under the Agreement, the Wingate Group shall promptly notify the Indemnitor in writing and the Indemnitor shall, if requested by Wingate, assume the defense thereof, including the employment of counsel and payment of all fees and expenses. The Wingate Group shall have the right to employ separate counsel in such action and participate in the defense thereof, but the fees and expenses of such separate counsel shall be at the expense of the Wingate Group, unless (i) the Indemnitor has failed to assume the defense and employ counsel or (ii) the named parties to any such action (including any impleaded parties) include the Wingate Group and the Indemnitor, and the Wingate Group shall have been advised by such separate counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnitor; provided, however, that the Indemnitor shall not in such event be responsible hereunder for the fees and expenses of more than one such firm of separate counsel, in addition to any local counsel. The Indemnitor shall not be liable for any settlement of any such action effected without the written consent of the Indemnitor (which shall not be unreasonably withheld) and, except as provided above, the Indemnitor agrees to indemnify and hold harmless the Wingate Group from and against any loss or liability by reason of settlement of any action effected with the consent of the Indemnitor.

                                       2